UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

Calamos Convertible Opportunities and Income Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: November 1, 2012 through April 30, 2013

Item 1. Report to Shareholders

CALAMOS®

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2013

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Experience and Foresight

About Calamos Investments

For nearly 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2013. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your fund. I invite you to read it carefully.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income, while also maintaining a focus on capital gains. We believe that the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the low rates in many areas of the fixed income market.

Steady and Competitive Distributions

During the annual period, CHI provided steady monthly distributions. We believe the Fund’s distribution rate, which was 8.92%* on a market price basis as of April 30, 2013, was very competitive, given the low interest rates in many segments of the bond market.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Directors consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 36.)

Market Environment

Today’s market conditions remind me of the often tumultuous 1970s, when macro events fueled uncertainty and volatility. This time around, however, massive accommodative

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/13 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0625 is paid from ordinary income and $0.0325 of the distribution represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

monetary policy from the Federal Reserve and central banks around the world has supported the global equity markets and their overall recoveries. However, this aggressive easing policy has also driven government bond yields in developed markets to historic lows. As a result, the search for income continued to be a primary concern for many investors, contributing to distortions in the equity markets as well.

The U.S. stuck to its slow-growth trajectory, adding to its growing string of consecutive quarters of economic expansion. A recovering housing market and rising equity markets contributed to a “wealth effect” that carried through to retail and auto sales. Although sequestration cast a shadow at the end of the year that carried into 2013, the country managed to avoid the fiscal cliff, and the passage of a new continuing resolution has prevented a Washington shutdown.

Elsewhere, we continued to see underwhelming euro zone GDP and ongoing tensions between the haves and have-nots. Italy’s ill-fated election, as well as Cyprus’ woes and the EU’s missteps in addressing them, underscored the tensions in the EU and the complexities of the bailout-austerity cycle. There was better news coming out of Japan, however, as the Bank of Japan took steps during the period to reverse deflation, resulting in better factory output, consumer confidence and business sentiment for that key global economy.

Conditions were best in the U.S., as economic recovery continued at a slow and steady pace. U.S. stocks rallied to a double-digit performance, with the S&P 500 Index1 returning an impressive 14.42% for the six-month period. Global markets also participated in the upswing, as the MSCI World Index2, a measure of developed market equity performance, posted a robust 13.78% gain. Meanwhile, emerging markets lagged their developed market counterparts for the period amid concerns of slowing growth and less accommodative monetary policy in several key economies, but the MSCI Emerging Markets Index3 still managed a gain of 5.40%.

Many of the Calamos funds utilize convertible securities, and this area of the market also enjoyed the six-month rally, as the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index4 returned 12.69%, prompted by lower-quality higher yielding securities. High yield issuance continued to maintain a steady pace, while performance for the six-month period was also healthy, with a 7.21% return in the Credit Suisse High Yield Index5. The lower yielding U.S. bond market was more muted, however, as the Barclays Capital U.S. Aggregate Bond Index6 posted a gain of just 0.90%.

Global Outlook: Cautious Optimism

Our global outlook remains cautiously optimistic, and we believe, now more than ever, that active management and diversification are crucial to long-term investing success.

We expect the global economic recovery to continue at a measured pace, led by the U.S. and the emerging markets. Our greatest concerns relate to euro zone GDP and a potential slowdown in earnings growth,

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

globally. We believe that valuations and long-term secular trends (including those related to the EM consumer) support our positioning. Recent housing and consumer data in the U.S. has been encouraging, and although some of China’s first quarter economic data (GDP and industrial production) has fallen short of estimates, numbers remain high in absolute terms and relative to developed markets.

On the back of central bank intervention and investors’ quest for income, valuations for areas such as staples have become stretched to a point that we believe merits caution. Meanwhile, we believe that the valuations of growth equities are attractive by many measures. For example, U.S. growth equities are highly compelling on the basis of free cash flow yields versus 10-year Treasury yields, as well as on a P/E basis versus value stocks. Many growth-rich but dividend-poor technology stocks are especially undervalued. After strong performance in the first half of 2012, we’ve seen the sector give some back, but the fundamentals still look attractive from both top-down and bottom-up perspectives.

We are also encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance globally, and we continue to find attractively valued convertibles that offer the characteristics we seek—that is, a balance between equity participation and potential downside resilience.

Our Use of Leverage*

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, our use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of our borrowing activities.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with our leverage activities. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe that the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur.

A Global, Long-Term Perspective

Despite our broadly constructive outlook for equities and the global economy, we expect continued choppiness in the markets, and would not be surprised to see the equity market correct off recent highs, with

*	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares; and fluctuations in the variable rates of the leverage financing.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

overpriced sectors potentially coming under particular pressure. We believe this can create new buying opportunities, and we are carefully assessing opportunities across industries.

In this environment, we believe that maintaining long-term focus, global perspective and a commitment to diversified asset allocation are vital to investing success. We recognize that our role is to understand and adapt to the markets we are in, and we believe that our experience, proprietary research and active approach position us well in this regard. We continue to enhance our team and our approach, adding new resources, including a dedicated value investing team, additional specialized team members and more risk management capabilities.

If you would like any additional information about this Fund or our other closed-end offerings, please contact your financial advisor or our client services team at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time), or visit us at www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

6	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 36.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/13
Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	6.98%	11.52%	9.88%
On NAV	9.01%	14.45%	10.49%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Energy	16.5%
Consumer Discretionary	16.2
Industrials	14.8
Information Technology	13.7
Health Care	11.4
Financials	10.3
Materials	5.8
Consumer Staples	3.4
Utilities	2.9
Telecommunication Services	2.3

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND

INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

The Fund’s Investment Team discusses strategy, performance and positioning for the six-month period ended April 30, 2013.

Q.  To provide a context for its performance, please discuss the Fund’s strategy and role within an asset allocation.

A.  Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income offering, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out on a monthly basis and invests in multiple asset classes.

Within this Fund, we invest in a diversified portfolio of convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned to generate capital gains as well as income. We believe the broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

Q.  How did the Fund perform over the reporting period?

A.  The Fund gained 9.01% on a net asset value (NAV) basis and 6.98% on a market price basis for the six-month period ended April 30, 2013, versus the 7.21% return of the Credit Suisse High Yield Index for the same period.

As of the end of the reporting period, the Fund’s shares traded at a 1.39% discount to net asset value.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction the Fund’s management fee, debt leverage costs and other expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

Q.  How do NAV and market price return differ?

A.  Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings. A fund’s NAV return measures the return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as a long-term holding within asset allocations, we believe that NAV return is the better measure of a fund’s performance.

Q.  Please discuss the Fund’s distributions during the annual period.

A.  We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund provided a steady distribution stream over the period. Monthly distributions were $0.0950 per share. The Fund’s annual distribution rate was 8.92% of market price as of April 30, 2013.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2013, the dividend yield of S&P 500 Index stocks averaged 2.08%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 1.70% and 2.88%, respectively.

Q.  What factors influenced performance over the reporting period?

A.  During the period, high yield bonds performed strongly as credit spreads tightened in the space by 108 basis points, as measured by J.P. Morgan. As spreads narrowed due to demand for income coupled with an improving equity market, yields on high yield bonds fell to historic lows. Lower credit qualities in the high yield space were outperformers as investors demand for yield inspired interest in the CCC-rated tier. However, given our more conservative approach to managing the high yield space, the Fund did not participate in the gains that exposure to these types of securities would have provided.

Consistent with their demand for yield, investors gravitated towards more defensive, higher dividend paying stocks as they invested in the equity markets. The Fund’s convertible exposure participated measurably in the improving stock markets. Specifically, Fund holdings in the health care sector and positions in the biotechnology industry performed well. The Fund’s security selection in financials, especially asset managers, also contributed to performance.

While the Fund’s overweight position in information technology was helpful to returns, that performance was mitigated by security selection in the computer hardware, semiconductors and application software sectors, which lagged. Security selection in the materials sector also weighed on performance, as the Fund’s holdings in the gold mining industry held back returns.

ASSET ALLOCATION AS OF 4/30/13

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

Q.  How is the Fund positioned?

A.  We have emphasized mid-grade corporate credits in the portfolio, as we believe they offer compelling yields and capital appreciation potential at levels of risk that we find appropriate. In the current environment, we have also been selective in regard to the most speculative issues, reflecting our concerns that these credits may not presently provide adequate compensation for associated risk. We continue to maintain a higher average credit quality in our high yield securities relative to the Credit Suisse High Yield Index.

We have slightly decreased the Fund’s position in the energy sector, although it is still overweight relative to the index. We have also slightly increased exposure in the consumer discretionary sector. We have deployed additional assets in the financials sector. We have also increased the Fund’s exposure to industrials, making it now overweight in that sector relative to the index. We have slightly reduced the exposure to health care, although the Fund continues to maintain an overweight in that sector.

We have continued to emphasize convertible securities that offer asymmetric risk-return characteristics versus the underlying stocks, and have been encouraged by the fact that this segment of the market has benefited from strong performance. We continue to see attractive opportunities in growth equities, and believe that convertibles offer an attractive way to gain exposure to this area while providing yield to satisfy investors’ demand for income.

Q.  What is your outlook for the Fund?

A.  As we look forward, our global economic outlook remains one of cautious optimism. We believe the U.S. appears positioned to continue on its slow and steady recovery. Improvements in the housing sector and rising equity markets have contributed to consumer confidence, which appears to by buoying the economy. Job growth also seems to be improving, albeit slowly. Many high yield issuers look well positioned for the future, having taken advantage of low rates to lower borrowing costs. We continue to favor mid-grade corporate credits. We also favor moderate duration bonds, as history has shown that interest rate increases can move quickly. Given current spread levels, we expect performance of high income strategies to reflect bottom-up fundamental considerations, rather than a further narrowing of spreads.

We are encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance globally, and we see this as positive for the Fund. We continue to find attractively valued convertibles that offer the characteristics we seek by striking a balance between equity participation and a potential downside protection. Although we are constructive on equities and the global economy, we see persistent choppiness in the market—an environment that we believe underscores the benefits of access to convertibles as an investment strategy.

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (71.7%)
	Consumer Discretionary (12.9%)
	American Axle & Manufacturing, Inc.m
4,455,000	6.625%, 10/15/22	$4,772,419
1,292,000	6.250%, 03/15/21^	1,367,098
686,000	Brookfield Residential Properties, Inc.m* 6.500%, 12/15/20	741,738
962,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	982,443
5,079,000	Coinstar, Inc.m^* 6.000%, 03/15/19	5,272,637
1,666,000	Continental Rubber of America Corp.m* 4.500%, 09/15/19	1,738,888
5,445,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	6,323,006
4,796,000	Dana Holding Corp.m 6.750%, 02/15/21	5,281,595
	DISH Network Corp.m
6,024,000	5.125%, 05/01/20^*	5,978,820
5,614,000	7.875%, 09/01/19	6,403,469
4,558,000	5.875%, 07/15/22	4,652,009
3,564,000	Dufry Finance, SCAm* 5.500%, 10/15/20	3,757,792
	Goodyear Tire & Rubber Companym
6,237,000	8.250%, 08/15/20	6,997,134
891,000	7.000%, 05/15/22	967,292
2,112,000	Hasbro, Inc.m 6.600%, 07/15/28	2,458,526
	Jaguar Land Rover Automotive, PLCm^*
4,455,000	8.125%, 05/15/21	5,084,269
1,871,000	5.625%, 02/01/23	1,964,550
	L Brands, Inc.m
2,673,000	7.600%, 07/15/37	2,935,288
699,000	6.950%, 03/01/33	740,503
597,000	Lear Corp.m* 4.750%, 01/15/23	601,478
2,673,000	Liberty Interactive, LLCm 8.250%, 02/01/30	2,977,054
356,000	Lynx I Corp.m^* 5.375%, 04/15/21	382,923
356,000	Lynx II Corp.m^* 6.375%, 04/15/23	386,928
	Meritage Homes Corp.m
2,262,000	7.000%, 04/01/22	2,560,301
2,049,000	4.500%, 03/01/18*	2,066,929
891,000	7.150%, 04/15/20	1,009,614
1,666,000	NCL Corp., Ltd. - Class Cm^* 5.000%, 02/15/18	1,743,052
2,517,000	Netflix, Inc.m^* 5.375%, 02/01/21	2,595,656

PRINCIPAL AMOUNT		VALUE
4,455,000	Royal Caribbean Cruises, Ltd.m^ 7.500%, 10/15/27	$5,081,484
	Ryland Group, Inc.m
4,901,000	6.625%, 05/01/20^	5,440,110
1,328,000	5.375%, 10/01/22	1,381,120
1,666,000	Sally Holdings, LLCm^ 5.750%, 06/01/22	1,797,197
6,237,000	Service Corp. Internationalm 7.500%, 04/01/27	7,055,606
2,602,000	Six Flags Entertainment Corp.m* 5.250%, 01/15/21	2,667,050
2,671,000	Taylor Morrison Communities, Inc.m* 5.250%, 04/15/21	2,749,461
3,386,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	3,796,552
209,000	Wolverine World Wide, Inc.m* 6.125%, 10/15/20	227,679

		112,939,670

	Consumer Staples (3.4%)
556,000	Elizabeth Arden, Inc.m 7.375%, 03/15/21	623,068
3,252,000	Fidelity & Guaranty Life Holdings, Inc.m^* 6.375%, 04/01/21	3,369,885
4,427,000	JBS USA, LLCm* 7.250%, 06/01/21	4,689,853
4,812,000	Land O’Lakes, Inc.m* 6.000%, 11/15/22	5,172,900
6,732,000	Post Holdings, Inc.m 7.375%, 02/15/22	7,485,142
2,807,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	3,122,787
3,742,000	Sun Products Corp.* 7.750%, 03/15/21	3,884,664
1,586,000	Wells Enterprises, Inc.m* 6.750%, 02/01/20	1,726,758

		30,075,057

	Energy (15.3%)
21,386,000	NOK Aker Solutions, ASA‡ 6.120%, 06/06/17	3,829,194
2,148,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	2,349,375
2,228,000	Berry Petroleum Companym 6.375%, 09/15/22	2,386,745
5,673,000	Bristow Group, Inc.m 6.250%, 10/15/22	6,187,116
2,005,000	Calfrac Holdings, LPm* 7.500%, 12/01/20	2,056,378
	Calumet Specialty Products, LPm
3,564,000	9.375%, 05/01/19	3,991,680
1,337,000	9.625%, 08/01/20*	1,530,029
	Carrizo Oil & Gas, Inc.m
4,366,000	8.625%, 10/15/18	4,829,888
3,939,000	7.500%, 09/15/20	4,251,658

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
2,967,000	Chesapeake Energy Corp.m^ 5.375%, 06/15/21	$3,107,933
1,479,000	Chesapeake Oilfield Finance, Inc.m* 7.125%, 11/15/19	1,523,370
5,346,000	Cimarex Energy Companym 5.875%, 05/01/22	5,840,505
6,237,000	Drill Rigs Holdings, Inc.m* 6.500%, 10/01/17	6,311,064
675,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	730,266
4,901,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	5,130,734
4,990,000	Gulfport Energy Corp.* 7.750%, 11/01/20	5,354,894
2,673,000	Holly Energy Partners, LPm 6.500%, 03/01/20	2,900,205
891,000	Hornbeck Offshore Services, Inc.m 5.875%, 04/01/20	938,334
4,901,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	5,427,858
	Linn Energy, LLCm
4,455,000	8.625%, 04/15/20	4,997,953
1,782,000	6.250%, 11/01/19*	1,861,076
1,337,000	7.750%, 02/01/21	1,464,015
891,000	6.500%, 05/15/19	943,903
	Oasis Petroleum, Inc.m
3,734,000	6.500%, 11/01/21	4,123,736
1,114,000	6.875%, 01/15/23^	1,235,148
1,185,000	Oil States International, Inc.m* 5.125%, 01/15/23	1,219,069
4,455,000	Parker Drilling Companym 9.125%, 04/01/18	4,883,794
2,450,000	Petroleum Geo-Services, ASAm^* 7.375%, 12/15/18	2,750,125
2,673,000	Pioneer Energy Services Corp.m 9.875%, 03/15/18	2,930,276
4,901,000	Samson Investment Companym^* 9.750%, 02/15/20	5,204,249
4,455,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	4,956,188
2,228,000	SESI, LLCm 7.125%, 12/15/21	2,537,135
	SM Energy Companym
3,400,000	6.625%, 02/15/19	3,674,125
1,604,000	6.500%, 11/15/21	1,766,405
3,030,000	Swift Energy Companym^ 8.875%, 01/15/20	3,297,019
2,450,000	Tesoro Logistics, LPm* 5.875%, 10/01/20	2,635,281
3,208,000	Trinidad Drilling, Ltd.m^* 7.875%, 01/15/19	3,486,695
8,287,000	W&T Offshore, Inc.m^ 8.500%, 06/15/19	9,094,982
2,477,000	Western Refining, Inc.m^* 6.250%, 04/01/21	2,568,339

		134,306,739

PRINCIPAL AMOUNT		VALUE

	Financials (2.3%)
2,139,000	AON Corp.m 8.205%, 01/01/27	$2,807,652
3,787,000	Jefferies Finance, LLCm* 7.375%, 04/01/20	3,917,178
2,041,000	Nationstar Mortgage, LLC/Nationstar Capital Corp.m^* 6.500%, 07/01/21	2,143,050
4,901,000	Neuberger Berman Group LLCm* 5.875%, 03/15/22	5,274,701
	Nuveen Investments, Inc.m^*
2,629,000	9.500%, 10/15/20	2,804,814
2,629,000	9.125%, 10/15/17	2,785,097

		19,732,492

	Health Care (7.7%)
9,267,000	Community Health Systems, Inc.m 7.125%, 07/15/20	10,431,167
	Endo Health Solutions, Inc.m
6,683,000	7.000%, 12/15/20	7,347,123
891,000	7.000%, 07/15/19	978,986
	HCA Holdings, Inc.m
2,673,000	7.750%, 05/15/21^	3,025,502
1,729,000	6.250%, 02/15/21	1,899,739
7,129,000	HCA, Inc.m 5.875%, 05/01/23	7,779,521
3,742,000	Health Management Associates, Inc.m 7.375%, 01/15/20	4,160,636
5,128,000	Hologic, Inc.m 6.250%, 08/01/20	5,544,650
4,901,000	Teleflex, Inc.m 6.875%, 06/01/19	5,366,595
5,480,000	Tenet Healthcare Corp.m^ 6.750%, 02/01/20	5,962,925
5,525,000	Valeant Pharmaceuticals International, Inc.m* 7.000%, 10/01/20	6,136,203
7,898,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	8,598,948

		67,231,995

	Industrials (11.7%)
7,129,000	Belden, Inc.m* 5.500%, 09/01/22	7,374,059
2,548,000	Bombardier, Inc.m^* 6.125%, 01/15/23	2,775,728
2,294,000	Clean Harbors, Inc.m* 5.125%, 06/01/21	2,405,833
	Deluxe Corp.
5,525,000	6.000%, 11/15/20*	5,770,172
4,901,000	7.000%, 03/15/19m^	5,397,226
2,566,000	Digitalglobe, Inc.m* 5.250%, 02/01/21	2,604,490
4,870,000	Dycom Investments, Inc.m 7.125%, 01/15/21	5,323,519

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
4,634,000	Edgen Murray Corp.m^* 8.750%, 11/01/20	$4,943,899
3,171,000	General Cable Corp.m* 5.750%, 10/01/22	3,281,985
2,517,000	GrafTech International, Ltd.m* 6.375%, 11/15/20	2,647,569
4,059,000	H&E Equipment Services, Inc. 7.000%, 09/01/22	4,515,637
2,562,000	Iron Mountain, Inc.m 5.750%, 08/15/24	2,642,063
	Manitowoc Company, Inc.m^
3,119,000	8.500%, 11/01/20	3,549,812
2,317,000	5.875%, 10/15/22	2,448,779
4,188,000	Mead Products, LLC/Acco Brands Corp.m^* 6.750%, 04/30/20	4,457,602
2,673,000	Navistar International Corp.m^ 8.250%, 11/01/21	2,786,602
686,000	Nielsen Finance, LLCm* 4.500%, 10/01/20	701,435
	Nortek, Inc.
847,000	8.500%, 04/15/21*	942,288
761,000	8.500%, 04/15/21m^	851,369
5,836,000	Rexel, SAm* 6.125%, 12/15/19	6,273,700
2,789,000	RR Donnelley & Sons Companym^ 7.875%, 03/15/21	3,048,726
4,455,000	Sensata Technologies Holding, B.V.m^* 6.500%, 05/15/19	4,858,734
	Terex Corp.m
4,331,000	6.000%, 05/15/21	4,655,825
392,000	6.500%, 04/01/20	426,790
1,105,000	Titan International, Inc.m^* 7.875%, 10/01/17	1,214,119
	TransDigm Group, Inc.
2,094,000	5.500%, 10/15/20*	2,239,271
1,243,000	7.750%, 12/15/18m	1,379,730
1,782,000	Triumph Group, Inc.m^* 4.875%, 04/01/21	1,854,394
	United Rentals North America, Inc.
4,901,000	7.625%, 04/15/22m	5,602,456
4,812,000	6.125%, 06/15/23	5,199,967

		102,173,779

	Information Technology (8.7%)
	Amkor Technology, Inc.m
4,010,000	7.375%, 05/01/18	4,278,169
1,354,000	6.375%, 10/01/22	1,392,928
837,000	6.625%, 06/01/21	868,388
	Equinix, Inc.m^
1,782,000	5.375%, 04/01/23	1,869,986
1,069,000	4.875%, 04/01/20	1,124,454
5,792,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	6,646,320

PRINCIPAL AMOUNT		VALUE
7,129,000	iGATE Corp.m 9.000%, 05/01/16	$7,792,888
3,564,000	J2 Global, Inc.m 8.000%, 08/01/20	3,855,802
5,070,000	Lender Processing Services, Inc.m 5.750%, 04/15/23	5,424,900
7,494,000	Nuance Communications, Inc.m* 5.375%, 08/15/20	7,714,136
	NXP BVm^*
2,139,000	5.750%, 03/15/23	2,247,287
1,782,000	5.750%, 02/15/21	1,902,285
5,765,000	Sanmina Corp.m^* 7.000%, 05/15/19	6,128,916
	Seagate Technology, PLC
4,233,000	6.875%, 05/01/20	4,632,489
3,341,000	7.000%, 11/01/21m^	3,691,805
1,559,000	7.750%, 12/15/18	1,726,592
4,014,000	SunGard Data Systems, Inc.m^* 6.625%, 11/01/19	4,252,331
3,030,000	ViaSat, Inc.m 6.875%, 06/15/20	3,312,169
4,901,000	Viasystems, Inc.m* 7.875%, 05/01/19	5,265,512
1,604,000	WEX, Inc.m* 4.750%, 02/01/23	1,607,008

		75,734,365

	Materials (5.8%)
1,069,000	Ardagh Packaging Finance, PLCm^* 7.000%, 11/15/20	1,121,782
6,683,000	FMG Resourcesm^* 8.250%, 11/01/19	7,355,477
3,930,000	Greif, Inc.m 7.750%, 08/01/19	4,617,750
4,188,000	IAMGOLD Corp.m^* 6.750%, 10/01/20	3,981,218
	Inmet Mining Corp.*
4,901,000	8.750%, 06/01/20	5,277,764
1,515,000	7.500%, 06/01/21m^	1,585,069
	New Gold, Inc.m*
3,564,000	7.000%, 04/15/20	3,768,930
980,000	6.250%, 11/15/22	1,011,850
2,094,000	PH Glatfelter Companym 5.375%, 10/15/20	2,218,331
	Sealed Air Corp.*
3,163,000	8.125%, 09/15/19m	3,625,589
1,831,000	6.500%, 12/01/20	2,044,998
1,007,000	5.250%, 04/01/23m	1,034,063
	Steel Dynamics, Inc.*
2,851,000	6.125%, 08/15/19	3,134,318
1,337,000	6.375%, 08/15/22m^	1,469,864
1,060,000	5.250%, 04/15/23m^	1,095,775
5,079,000	Trinseo Op/ Trinseo Finance, Inc.m^* 8.750%, 02/01/19	5,104,395

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
2,495,000	United States Steel Corp.m^ 6.875%, 04/01/21	$2,590,122

		51,037,295

	Telecommunication Services (2.2%)
2,479,000	Frontier Communications Corp.m 7.625%, 04/15/24	2,593,654
	Intelsat, SAm^*
4,990,000	7.750%, 06/01/21	5,276,925
356,000	8.125%, 06/01/23	379,585
	MetroPCS Wireless, Inc.*
7,396,000	6.625%, 04/01/23	7,946,077
980,000	6.250%, 04/01/21m^	1,051,050
2,094,000	SBA Communications Corp.m* 5.625%, 10/01/19	2,209,170

		19,456,461

	Utilities (1.7%)
2,673,000	AES Corp.m 7.375%, 07/01/21	3,172,517
7,351,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	8,233,120
	Calpine Corp.m*
3,007,000	7.875%, 07/31/20	3,414,824
433,000	7.500%, 02/15/21	487,666

		15,308,127

	TOTAL CORPORATE BONDS (Cost $587,928,804)	627,995,980

CONVERTIBLE BONDS (27.9%)
	Consumer Discretionary (4.7%)
5,600,000	Iconix Brand Group, Inc.m^* 1.500%, 03/15/18	6,390,916
1,198,000	Jarden Corp.m* 1.875%, 09/15/18	1,406,183
2,350,000	KB Homem^ 1.375%, 02/01/19	2,724,167
16,850,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)m*§ 0.750%, 03/30/43	17,478,589
6,027,000	Priceline.com, Inc.m^ 1.000%, 03/15/18	6,850,318
4,800,000	Standard Pacific Corp.m^ 1.250%, 08/01/32	6,388,392

		41,238,565

	Energy (2.2%)
8,500,000	Chesapeake Energy Corp.m 2.250%, 12/15/38	7,554,885
4,800,000	Exterran Holdings, Inc.m 4.250%, 06/15/14	6,018,312
5,500,000	Hornbeck Offshore Services, Inc.m‡ 1.625%, 11/15/26	5,879,500

		19,452,697

PRINCIPAL AMOUNT		VALUE

	Financials (4.8%)
4,900,000	Affiliated Managers Group, Inc.m 3.950%, 08/15/38	$6,148,961
	Ares Capital Corp.m
7,300,000	4.750%, 01/15/18*	7,702,120
4,027,000	5.750%, 02/01/16	4,432,418
5,000,000	Fidelity National Financial, Inc.m 4.250%, 08/15/18	7,057,675
2,850,000	Health Care REIT, Inc.m 3.000%, 12/01/29	4,140,722
3,500,000	IAS Operating Partnership, LP* 5.000%, 03/15/18	3,543,068
4,800,000	ProLogis, LPm^ 3.250%, 03/15/15	5,788,224
2,900,000	Starwood Property Trust, Inc. 4.550%, 03/01/18	3,216,898

		42,030,086

	Health Care (6.6%)
8,750,000	Gilead Sciences, Inc.m 1.625%, 05/01/16	19,667,900
4,800,000	Hologic, Inc.m‡ 2.000%, 12/15/37	5,483,424
1,800,000	Medicines Companym^* 1.375%, 06/01/17	2,450,844
4,700,000	Molina Healthcare, Inc.* 1.125%, 01/15/20	4,973,563
5,450,000	Salix Pharmaceuticals, Ltd.m^ 1.500%, 03/15/19	5,930,118
3,127,000	Teleflex, Inc.m^ 3.875%, 08/01/17	4,285,335
12,700,000	WellPoint, Inc.m^* 2.750%, 10/15/42	15,248,128

		58,039,312

	Industrials (1.7%)
1,552,000	Alliant Techsystems, Inc. 3.000%, 08/15/24	1,720,508
10,500,000	Trinity Industries, Inc.m^ 3.875%, 06/01/36	12,552,750

		14,273,258

	Information Technology (6.6%)
2,750,000	Ixiam 3.000%, 12/15/15	3,212,550
11,944,000	Linear Technology Corp.m 3.000%, 05/01/27	12,707,699
14,250,000	Mentor Graphics Corp.m^ 4.000%, 04/01/31	16,882,046
	Nuance Communications, Inc.m^
1,900,000	2.750%, 08/15/27	2,299,504
790,000	2.750%, 11/01/31	825,262
3,600,000	Salesforce.com, Inc.* 0.250%, 04/01/18	3,622,176

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
14,400,000	SanDisk Corp.m^ 1.500%, 08/15/17	$18,162,792

		57,712,029

	Materials (1.3%)
2,400,000	Glencore Finance Europe, SA 5.000%, 12/31/14	2,748,168
	RTI International Metals, Inc.
2,800,000	1.625%, 10/15/19m^	2,856,714
2,600,000	3.000%, 12/01/15	2,910,700
2,600,000	Steel Dynamics, Inc. 5.125%, 06/15/14	2,885,103

		11,400,685

	TOTAL CONVERTIBLE BONDS (Cost $221,850,377)	244,146,632

U.S. GOVERNMENT AND AGENCY SECURITIES (0.4%)
	United States Treasury Note~
2,941,000	1.750%, 01/31/14	2,976,958
891,000	0.125%, 08/31/13	891,157

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,866,680)	3,868,115

SYNTHETIC CONVERTIBLE SECURITIES (10.5%)
Corporate Bonds (8.8%)
	Consumer Discretionary (1.6%)
	American Axle & Manufacturing, Inc.m
545,000	6.625%, 10/15/22	583,831
158,000	6.250%, 03/15/21^	167,184
84,000	Brookfield Residential Properties, Inc.m* 6.500%, 12/15/20	90,825
118,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	120,507
621,000	Coinstar, Inc.m^* 6.000%, 03/15/19	644,676
204,000	Continental Rubber of America Corp.m* 4.500%, 09/15/19	212,925
666,000	Cooper Tire & Rubber Companym 8.000%, 12/15/19	773,392
586,000	Dana Holding Corp.m 6.750%, 02/15/21	645,332
	DISH Network Corp.m
736,000	5.125%, 05/01/20^*	730,480
686,000	7.875%, 09/01/19	782,469
557,000	5.875%, 07/15/22	568,488
436,000	Dufry Finance, SCAm* 5.500%, 10/15/20	459,707
	Goodyear Tire & Rubber Companym
763,000	8.250%, 08/15/20	855,991
109,000	7.000%, 05/15/22	118,333
258,000	Hasbro, Inc.m 6.600%, 07/15/28	300,331

PRINCIPAL AMOUNT		VALUE
	Jaguar Land Rover Automotive, PLCm^*
545,000	8.125%, 05/15/21	$621,981
229,000	5.625%, 02/01/23	240,450
	L Brands, Inc.m
327,000	7.600%, 07/15/37	359,087
86,000	6.950%, 03/01/33	91,106
73,000	Lear Corp.m* 4.750%, 01/15/23	73,548
327,000	Liberty Interactive, LLCm 8.250%, 02/01/30	364,196
44,000	Lynx I Corp.m^* 5.375%, 04/15/21	47,328
44,000	Lynx II Corp.m^* 6.375%, 04/15/23	47,823
	Meritage Homes Corp.m
276,000	7.000%, 04/01/22	312,397
251,000	4.500%, 03/01/18*	253,196
109,000	7.150%, 04/15/20	123,511
204,000	NCL Corp., Ltd. - Class Cm^* 5.000%, 02/15/18	213,435
308,000	Netflix, Inc.m^* 5.375%, 02/01/21	317,625
545,000	Royal Caribbean Cruises, Ltd.m^ 7.500%, 10/15/27	621,641
	Ryland Group, Inc.m
599,000	6.625%, 05/01/20^	664,890
162,000	5.375%, 10/01/22	168,480
204,000	Sally Holdings, LLCm^ 5.750%, 06/01/22	220,065
763,000	Service Corp. Internationalm 7.500%, 04/01/27	863,144
318,000	Six Flags Entertainment Corp.m* 5.250%, 01/15/21	325,950
327,000	Taylor Morrison Communities, Inc.m* 5.250%, 04/15/21	336,606
414,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	464,197
26,000	Wolverine World Wide, Inc.m* 6.125%, 10/15/20	28,324

		13,813,451

	Consumer Staples (0.4%)
68,000	Elizabeth Arden, Inc.m 7.375%, 03/15/21	76,203
398,000	Fidelity & Guaranty Life Holdings, Inc.m^* 6.375%, 04/01/21	412,427
541,000	JBS USA, LLCm* 7.250%, 06/01/21	573,122
588,000	Land O’ Lakes, Inc.m* 6.000%, 11/15/22	632,100
823,000	Post Holdings, Inc.m 7.375%, 02/15/22	915,073
343,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	381,587

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
458,000		Sun Products Corp.* 7.750%, 03/15/21	$475,461
194,000		Wells Enterprises, Inc.m* 6.750%, 02/01/20	211,218

			3,677,191

		Energy (1.9%)
2,614,000	NOK	Aker Solutions, ASA‡ 6.120%, 06/06/17	468,040
263,000		Atwood Oceanics, Inc.m 6.500%, 02/01/20	287,656
272,000		Berry Petroleum Companym 6.375%, 09/15/22	291,380
693,000		Bristow Group, Inc.m 6.250%, 10/15/22	755,803
245,000		Calfrac Holdings, LPm* 7.500%, 12/01/20	251,278
		Calumet Specialty Products, LPm
436,000		9.375%, 05/01/19	488,320
163,000		9.625%, 08/01/20*	186,533
		Carrizo Oil & Gas, Inc.m
534,000		8.625%, 10/15/18	590,738
481,000		7.500%, 09/15/20	519,179
363,000		Chesapeake Energy Corp.m^ 5.375%, 06/15/21	380,243
181,000		Chesapeake Oilfield Finance, Inc.m* 7.125%, 11/15/19	186,430
654,000		Cimarex Energy Companym 5.875%, 05/01/22	714,495
763,000		Drill Rigs Holdings, Inc.m* 6.500%, 10/01/17	772,061
82,000		EPL OIl & Gas, Inc. 8.250%, 02/15/18	88,714
599,000		Gulfmark Offshore, Inc.m 6.375%, 03/15/22	627,078
610,000		Gulfport Energy Corp.* 7.750%, 11/01/20	654,606
327,000		Holly Energy Partners, LPm 6.500%, 03/01/20	354,795
109,000		Hornbeck Offshore Services, Inc.m 5.875%, 04/01/20	114,791
599,000		Laredo Petroleum, Inc.m 7.375%, 05/01/22	663,392
		Linn Energy, LLCm
545,000		8.625%, 04/15/20	611,422
218,000		6.250%, 11/01/19*	227,674
163,000		7.750%, 02/01/21	178,485
109,000		6.500%, 05/15/19	115,472
		Oasis Petroleum, Inc.m
456,000		6.500%, 11/01/21	503,595
136,000		6.875%, 01/15/23^	150,790
145,000		Oil States International, Inc.m* 5.125%, 01/15/23	149,169
545,000		Parker Drilling Companym 9.125%, 04/01/18	597,456

PRINCIPAL AMOUNT		VALUE
299,000	Petroleum Geo-Services, ASAm^* 7.375%, 12/15/18	$335,628
327,000	Pioneer Energy Services Corp.m 9.875%, 03/15/18	358,474
599,000	Samson Investment Companym^* 9.750%, 02/15/20	636,063
545,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	606,312
272,000	SESI, LLCm 7.125%, 12/15/21	309,740
	SM Energy Companym
416,000	6.625%, 02/15/19	449,540
196,000	6.500%, 11/15/21	215,845
370,000	Swift Energy Companym^ 8.875%, 01/15/20	402,606
300,000	Tesoro Logistics, LPm* 5.875%, 10/01/20	322,688
392,000	Trinidad Drilling, Ltd.m^* 7.875%, 01/15/19	426,055
1,013,000	W&T Offshore, Inc.m^ 8.500%, 06/15/19	1,111,767
303,000	Western Refining, Inc.m^* 6.250%, 04/01/21	314,173

		16,418,486

	Financials (0.3%)
262,000	AON Corp.m 8.205%, 01/01/27	343,901
463,000	Jefferies Finance, LLCm* 7.375%, 04/01/20	478,916
249,000	Nationstar Mortgage, LLC/Nationstar Capital Corp.m^* 6.500%, 07/01/21	261,450
599,000	Neuberger Berman Group LLCm* 5.875%, 03/15/22	644,674
	Nuveen Investments, Inc.m^*
321,000	9.500%, 10/15/20	342,467
321,000	9.125%, 10/15/17	340,059

		2,411,467

	Health Care (0.9%)
1,133,000	Community Health Systems, Inc.m 7.125%, 07/15/20	1,275,333
	Endo Health Solutions, Inc.m
817,000	7.000%, 12/15/20	898,189
109,000	7.000%, 07/15/19	119,764
	HCA Holdings, Inc.m
327,000	7.750%, 05/15/21^	370,123
211,000	6.250%, 02/15/21	231,836
871,000	HCA, Inc.m 5.875%, 05/01/23	950,479
458,000	Health Management Associates, Inc.m 7.375%, 01/15/20	509,239
627,000	Hologic, Inc.m 6.250%, 08/01/20	677,944

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
599,000	Teleflex, Inc.m 6.875%, 06/01/19	$655,905
670,000	Tenet Healthcare Corp.m^ 6.750%, 02/01/20	729,044
675,000	Valeant Pharmaceuticals International, Inc.m* 7.000%, 10/01/20	749,672
965,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	1,050,643

		8,218,171

	Industrials (1.4%)
871,000	Belden, Inc.m* 5.500%, 09/01/22	900,941
312,000	Bombardier, Inc.m^* 6.125%, 01/15/23	339,885
281,000	Clean Harbors, Inc.m* 5.125%, 06/01/21	294,699
	Deluxe Corp.
675,000	6.000%, 11/15/20*	704,953
599,000	7.000%, 03/15/19m^	659,649
314,000	Digitalglobe, Inc.m* 5.250%, 02/01/21	318,710
595,000	Dycom Investments, Inc.m 7.125%, 01/15/21	650,409
566,000	Edgen Murray Corp.m^* 8.750%, 11/01/20	603,851
388,000	General Cable Corp.m* 5.750%, 10/01/22	401,580
308,000	GrafTech International, Ltd.m* 6.375%, 11/15/20	323,977
496,000	H&E Equipment Services, Inc. 7.000%, 09/01/22	551,800
313,000	Iron Mountain, Inc.m 5.750%, 08/15/24	322,781
	Manitowoc Company, Inc.m^
381,000	8.500%, 11/01/20	433,626
283,000	5.875%, 10/15/22	299,096
512,000	Mead Products, LLC/Acco Brands Corp.m^* 6.750%, 04/30/20	544,960
327,000	Navistar International Corp.m^ 8.250%, 11/01/21	340,897
84,000	Nielsen Finance, LLCm* 4.500%, 10/01/20	85,890
	Nortek, Inc.
103,000	8.500%, 04/15/21*	114,588
93,000	8.500%, 04/15/21m^	104,044
714,000	Rexel, SAm* 6.125%, 12/15/19	767,550
341,000	RR Donnelley & Sons Companym^ 7.875%, 03/15/21	372,756
545,000	Sensata Technologies Holding, B.V.m^* 6.500%, 05/15/19	594,391

PRINCIPAL AMOUNT		VALUE
	Terex Corp.m
529,000	6.000%, 05/15/21	$568,675
48,000	6.500%, 04/01/20	52,260
135,000	Titan International, Inc.m^* 7.875%, 10/01/17	148,331
	TransDigm Group, Inc.
256,000	5.500%, 10/15/20*	273,760
152,000	7.750%, 12/15/18m	168,720
218,000	Triumph Group, Inc.m^* 4.875%, 04/01/21	226,856
	United Rentals North America, Inc.
599,000	7.625%, 04/15/22m	684,732
588,000	6.125%, 06/15/23	635,407

		12,489,774

	Information Technology (1.1%)
	Amkor Technology, Inc.m
490,000	7.375%, 05/01/18	522,769
166,000	6.375%, 10/01/22	170,773
102,000	6.625%, 06/01/21	105,825
	Equinix, Inc.m^
218,000	5.375%, 04/01/23	228,764
131,000	4.875%, 04/01/20	137,796
708,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	812,430
871,000	iGATE Corp.m 9.000%, 05/01/16	952,112
436,000	J2 Global, Inc.m 8.000%, 08/01/20	471,697
620,000	Lender Processing Services, Inc.m 5.750%, 04/15/23	663,400
916,000	Nuance Communications, Inc.m* 5.375%, 08/15/20	942,907
	NXP BVm^*
261,000	5.750%, 03/15/23	274,213
218,000	5.750%, 02/15/21	232,715
705,000	Sanmina Corp.m^* 7.000%, 05/15/19	749,503
	Seagate Technology, PLC
517,000	6.875%, 05/01/20	565,792
409,000	7.000%, 11/01/21m^	451,945
191,000	7.750%, 12/15/18	211,532
491,000	SunGard Data Systems, Inc.m^* 6.625%, 11/01/19	520,153
370,000	ViaSat, Inc.m 6.875%, 06/15/20	404,456
599,000	Viasystems, Inc.m* 7.875%, 05/01/19	643,551
196,000	WEX, Inc.m* 4.750%, 02/01/23	196,368

		9,258,701

	Materials (0.7%)
131,000	Ardagh Packaging Finance, PLCm^* 7.000%, 11/15/20	137,468

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
817,000	FMG Resourcesm^* 8.250%, 11/01/19	$899,211
480,000	Greif, Inc.m 7.750%, 08/01/19	564,000
512,000	IAMGOLD Corp.m^* 6.750%, 10/01/20	486,720
	Inmet Mining Corp.*
599,000	8.750%, 06/01/20	645,048
185,000	7.500%, 06/01/21m^	193,556
	New Gold, Inc.m*
436,000	7.000%, 04/15/20	461,070
120,000	6.250%, 11/15/22	123,900
256,000	PH Glatfelter Companym 5.375%, 10/15/20	271,200
	Sealed Air Corp.*
387,000	8.125%, 09/15/19m	443,599
224,000	6.500%, 12/01/20	250,180
123,000	5.250%, 04/01/23m	126,306
	Steel Dynamics, Inc.*
349,000	6.125%, 08/15/19	383,682
163,000	6.375%, 08/15/22m^	179,198
130,000	5.250%, 04/15/23m^	134,387
621,000	Trinseo Op/ Trinseo Finance, Inc.m^* 8.750%, 02/01/19	624,105
305,000	United States Steel Corp.m^ 6.875%, 04/01/21	316,628

		6,240,258

	Telecommunication Services (0.3%)
303,000	Frontier Communications Corp.m 7.625%, 04/15/24	317,014
	Intelsat, SAm^*
610,000	7.750%, 06/01/21	645,075
44,000	8.125%, 06/01/23	46,915
	MetroPCS Wireless, Inc.*
904,000	6.625%, 04/01/23	971,235
120,000	6.250%, 04/01/21m^	128,700
256,000	SBA Communications Corp.m* 5.625%, 10/01/19	270,080

		2,379,019

	Utilities (0.2%)
327,000	AES Corp.m 7.375%, 07/01/21	388,108
899,000	AmeriGas Finance Corp.m 7.000%, 05/20/22	1,006,880
	Calpine Corp.m*
368,000	7.875%, 07/31/20	417,910
53,000	7.500%, 02/15/21	59,691

		1,872,589

	TOTAL CORPORATE BONDS	76,779,107

PRINCIPAL AMOUNT		VALUE

U.S. Government and Agency Securities (0.1%)
	United States Treasury Note~
359,000	1.750%, 01/31/14	$363,389
109,000	0.125%, 08/31/13	109,019

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES	472,408

NUMBER OF CONTRACTS		VALUE

Purchased Options (1.6%) #
	Consumer Discretionary (0.8%)
	Amazon.com, Inc.
330	Call, 01/18/14, Strike $260.00	777,975
160	Call, 01/18/14, Strike $250.00	454,000
1,375	Las Vegas Sands Corp. Call, 01/17/15, Strike $55.00	1,292,500
115	Priceline.com, Inc. Call, 01/18/14, Strike $615.00	1,375,975
2,600	Starbucks Corp. Call, 01/18/14, Strike $52.50	2,600,000

		6,500,450

	Information Technology (0.8%)
320	Apple, Inc. Call, 01/18/14, Strike $545.00	292,000
1,425	eBay, Inc. Call, 01/18/14, Strike $40.00	1,948,688
5,300	Oracle Corp. Call, 01/18/14, Strike $35.00	810,900
1,740	Salesforce.com, Inc. Call, 01/18/14, Strike $38.75	1,052,700
3,250	EUR SAP, AG Call, 06/21/13, Strike $53.59	3,005,784
390	VMware, Inc. - Class A Call, 01/18/14, Strike $110.00	21,450

		7,131,522

	TOTAL PURCHASED OPTIONS	13,631,972

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $87,240,327)	90,883,487

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (19.0%)
	Consumer Discretionary (1.7%)
330,000	General Motors Companym^ 4.750%	15,338,400

	Consumer Staples (0.6%)
54,000	Bunge, Ltd.m 4.875%	5,683,500

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE

	Energy (2.8%)
	Chesapeake Energy Corp.m*
19,133	5.750%	$19,396,079
4,744	5.750%	4,771,871

		24,167,950

	Financials (6.2%)
350,000	Affiliated Managers Group, Inc.m 5.150%	18,878,125
80,000	Fifth Third Bancorpm 8.500%	11,819,200
239,000	MetLife, Inc.m 5.000%	11,985,850
9,100	Wells Fargo & Company 7.500%	12,009,725

		54,692,900

	Industrials (5.1%)
40,512	Genesee & Wyoming, Inc.m^ 5.000%	4,901,952
91,966	Stanley Black & Decker, Inc.m^ 4.750%	11,394,587
480,000	United Technologies Corp.m^ 7.500%	28,387,200

		44,683,739

	Telecommunication Services (0.6%)
92,002	Intelsat, SA 5.750%	5,060,110

	Utilities (2.0%)
300,000	NextEra Energy, Inc.m^ 5.599%	17,197,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $155,327,399)	166,824,099

COMMON STOCKS (1.6%)
	Financials (0.3%)
13,850	American International Group, Inc.m#	573,667
45,171	MetLife, Inc.m	1,761,217

		2,334,884

	Information Technology (1.3%)
190,000	QUALCOMM, Inc.m	11,707,800

	TOTAL COMMON STOCKS (Cost $14,269,047)	14,042,684

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (0.3%)
2,878,790	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,878,790)	$2,878,790

TOTAL INVESTMENTS (131.4%) (Cost $1,073,361,424)		1,150,639,787

LIABILITIES, LESS OTHER ASSETS (-31.4%)		(275,257,196)

NET ASSETS (100.0%)		$875,382,591

NOTES TO SCHEDULE OF INVESTMENTS

m	Security, or portion of security, is held in a segregated account as collateral for notes payable aggregating a total value of $753,182,961. $142,850,727 of the collateral has been re-registered by the counterparty, BNP (see Note 7—Borrowings).

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $4,183,628.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

EUR	European Monetary Unit
NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Schedule of Investments    April 30, 2013 (Unaudited)

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	2.430% quarterly	3 month LIBOR	04/14/14	$80,000,000	$(1,732,643)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	55,000,000	(1,238,041)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(910,660)

					$(3,881,344)

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2013 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,073,361,424)	$1,150,639,787
Receivables:
Accrued interest and dividends	14,791,210
Investments sold	20,368,929
Prepaid expenses	47,303
Other assets	168,437
Total assets	1,186,015,666
LIABILITIES
Unrealized depreciation on interest rate swaps	3,881,344
Payables:
Note payable	300,000,000
Investments purchased	5,564,181
Affiliates:
Investment advisory fees	765,401
Deferred compensation to trustees	168,437
Financial accounting fees	10,973
Trustees’ fees and officer compensation	6,825
Other accounts payable and accrued liabilities	235,914
Total liabilities	310,633,075
NET ASSETS	$875,382,591
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 67,547,533 shares issued and outstanding	$878,394,662
Undistributed net investment income (loss)	(38,141,491)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(38,267,764)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	73,397,184
NET ASSETS	$875,382,591
Net asset value per common shares based upon 67,547,533 shares issued and outstanding	$12.96

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statement of Operations    Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME
Interest	$27,921,796
Dividends	4,143,604
Securities lending income	66,703
Total investment income	32,132,103

EXPENSES
Investment advisory fees	4,543,200
Interest expense and related fees	1,441,114
Printing and mailing fees	71,754
Financial accounting fees	65,089
Accounting fees	40,474
Audit fees	30,750
Trustees’ fees and officer compensation	29,264
Custodian fees	27,499
Transfer agent fees	9,992
Registration fees	862
Legal fees	(30,010)
Other	33,605
Total expenses	6,263,593
NET INVESTMENT INCOME (LOSS)	25,868,510

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	8,361,075
Purchased options	(1,360,628)
Foreign currency transactions	845
Interest rate swaps	(1,246,620)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	41,371,444
Purchased options	(375,923)
Foreign currency translations	(10)
Interest rate swaps	596,897
NET GAIN (LOSS)	47,347,080
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,215,590

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$25,868,510	$54,602,343
Net realized gain (loss)	5,754,672	15,353,184
Change in unrealized appreciation/(depreciation)	41,592,408	15,801,779
Net increase (decrease) in net assets applicable to shareholders resulting from operations	73,215,590	85,757,306

DISTRIBUTIONS FROM
Net investment income	(38,502,094)	(76,707,494)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	1,995,482
Offering costs on shares	(68,136)	(113,053)
Reinvestment of distributions resulting in the issuance of stock	—	2,465,836
Net increase (decrease) in net assets from capital stock transactions	(68,136)	4,348,265
TOTAL INCREASE (DECREASE) IN NET ASSETS	34,645,360	13,398,077

NET ASSETS
Beginning of period	$840,737,231	$827,339,154
End of period	875,382,591	840,737,231
Undistributed net investment income (loss)	$(38,141,491)	$(25,507,907)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Statement of Cash Flows    Six Months Ended April 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$73,215,590
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(430,131,062)
Net proceeds from disposition of short term investments	23,184,984
Proceeds from disposition of investment securities	405,573,048
Amortization and accretion of fixed-income securities	(399,196)
Net realized gains/losses from investments, excluding purchased options	(8,361,075)
Net realized gains/losses from purchased options	1,360,628
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(41,371,444)
Change in unrealized appreciation or depreciation on purchased options	375,923
Change in unrealized appreciation or depreciation on interest rate swaps	(596,897)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	621,834
Prepaid expenses	(37,555)
Other assets	8,262
Increase/(decrease) in liabilities:
Payables to affiliates	12,047
Other accounts payable and accrued liabilities	115,143
Net cash provided by/(used in) operating activities	$23,570,230

CASH FLOWS FROM FINANCING ACTIVITIES:
Offering costs related to shares sold	(68,136)
Distributions to shareholders	(38,502,094)
Proceeds from note payable	15,000,000
Net cash provided by/(used in) financing activities	$(23,570,230)
Cash at beginning of period	$—
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$1,341,680

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Other Assets.  Other assets include amounts of deferred compensation to trustees and certain recoverable legal expenses under an insurance policy.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $168,437 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2013. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2013 were as follows:

Cost of purchases	$410,109,979
Proceeds from sales	401,741,137

The following information is presented on a federal income tax basis as of April 30, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2013 was as follows:

Cost basis of investments	$1,094,405,283

Gross unrealized appreciation	83,222,403
Gross unrealized depreciation	(26,987,899)

Net unrealized appreciation (depreciation)	$56,234,504

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2013 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2012 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2012
Distributions paid from:
Ordinary income	$76,707,494

As of October 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(36,969,556)
Net unrealized gains/(losses)	(619,604)

Total accumulated earnings/(losses)	(37,589,160)
Other	(136,407)
Paid-in capital	878,462,798

Net assets applicable to common shareholders	$840,737,231

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2012, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2017	$(28,386,323)
2018	(2,183,566)
2019	(6,399,667)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 67,547,533 shares outstanding at April 30, 2013. Calamos Advisors owned 250,656 of the outstanding shares at April 30, 2013. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
Beginning shares	67,547,533	67,188,511
Shares sold	—	159,957
Shares issued through reinvestment of distributions	—	199,065

Ending shares	67,547,533	67,547,533

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2013.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2013, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2013, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2013, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

ASSET DERIVATIVES FAIR VALUE
Options purchased[1]	$13,631,972

LIABILITY DERIVATIVES
Interest rate swaps[2]	$3,881,344

(1)	Generally, the statement of assets and liabilities location for Options purchased is Investment in securities.

(2)	Generally, the statement of assets and liabilities location for Interest rate swaps is Unrealized appreciation (depreciation) on swaps.

For the six months ended April 30, 2013, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE TYPE
Option purchased	12,375

*	Activity during the period is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million, and a lending agreement (“Lending Agreement”), as defined below. In addition, the financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “Pledged Collateral”). BNP and SSB share an equal claim on the Pledged Collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2013, the average borrowings under the Agreements were $244.5 million. For the period ended April 30, 2013, the average interest rate was 0.96%. As of April 30, 2013, the amount of outstanding borrowings was $169.8 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2013 was 0.94%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of April 30, 2013, the Fund used approximately $130.2 million of its cash collateral to offset the SSB Agreement, representing 11.1% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.47%, which can fluctuate depending on interest rates.

Note 8 – Synthetic Convertible Securities

The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Notes to Financial Statements    (Unaudited)

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$627,995,980	$—	$627,995,980
Convertible Bonds		244,146,632		244,146,632
U.S. Government and Agency Securities		3,868,115		3,868,115
Synthetic Convertible Securities (Corporate Bonds)		76,779,107		76,779,107
Synthetic Convertible Securities (U.S. Government and Agency Securities)		472,408		472,408
Synthetic Convertible Securities (Purchased Options)	13,631,972			13,631,972
Convertible Preferred Stocks	100,897,024	65,927,075		166,824,099
Common Stocks	14,042,684			14,042,684
Short Term Investment	2,878,790			2,878,790

Total	$131,450,470	$1,019,189,317	$—	$1,150,639,787

Liabilities:
Interest Rate Swaps	$—	$3,881,344	$—	$3,881,344

Total	$—	$3,881,344	$—	$3,881,344

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.45		$12.31	$12.84	$11.83	$8.26	$16.38
Income from investment operations:
Net investment income (loss)*	0.38		0.81	0.83	0.91	0.84	1.16
Net realized and unrealized gain (loss)	0.70		0.47	(0.23)	1.22	3.88	(7.31)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	(0.01)	(0.13)
Net realized gains (common share equivalent basis)	—		—	—	—	—	(0.12)
Total from investment operations	1.08		1.28	0.60	2.13	4.71	(6.40)
Less distributions to common shareholders from:
Net investment income	(0.57)		(1.14)	(0.84)	(1.00)	(0.94)	(1.41)
Net realized gains	—		—	—	—	(0.02)	(0.31)
Return of capital	—		—	(0.30)	(0.14)	(0.18)	—
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.72)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—		— (a)	0.01	0.02	—	—
Net asset value, end of period	$12.96		$12.45	$12.31	$12.84	$11.83	$8.26
Market value, end of period	$12.78		$12.51	$12.09	$13.09	$11.40	$9.10
Total investment return based on:(b)
Net asset value	9.01%		11.05%	4.92%	19.12%	62.00%	(42.58% )
Market value	6.98%		13.62%	1.08%	26.02%	41.70%	(38.69% )
Net assets, end of period (000)	$875,383		$840,737	$827,339	$801,354	$651,707	$409,035
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$—		$—	$—	$—	$—	$104,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.48%	(d)	1.57%	1.55%	1.67%	2.87%	1.92%
Gross expenses prior to expense reductions and earnings credits(c)	1.48%	(d)	1.57%	1.55%	1.71%	2.98%	2.16%
Net expenses, excluding interest expense	1.14%	(d)	1.17%	1.19%	1.19%	2.36%	1.30%
Net investment income (loss)(c)	6.13%	(d)	6.60%	6.56%	7.48%	8.79%	8.38%
Preferred share distributions	—%		—%	—%	—%	0.10%	0.92%
Net investment income (loss), net of preferred share distributions from net investment income	6.13%	(d)	6.60%	6.56%	7.48%	8.69%	7.46%
Portfolio turnover rate	36%		56%	44%	37%	30%	53%
Average commission rate paid	$0.0253		$0.0230	$0.0222	$—	$—	$—
Asset coverage per preferred share, at end of period(e)	$—		$—	$—	$—	$—	$123,350
Asset coverage per $1,000 of loan outstanding(f)	$3,918		$3,950	$3,903	$5,152	$4,377	$3,745

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2013, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2012 and the financial highlights for each of the five years in the period then ended; and in our report dated December 14, 2012, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

June 21, 2013

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors (the “Adviser”) under which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 28, 2012, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2013, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other comparable clients of the Advisor, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) the extent to which economies of scale may apply, and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund were appropriate and consistent with the management agreements and that the Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Fund.  The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on March 31, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

For the reasons noted above, the Board concluded that continuation of the management agreement for the Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

Trustee Approval of the Management Agreement    (Unaudited)

The Board considered that the Fund’s management fee rate and Fund’s total expense ratio, which reflects the total fees paid by an investor, are at the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, and the more extensive regulatory obligations and risks associated with managing the Fund.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by the Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interests of the Fund’s shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund is a closed-end fund, and has therefore had a relatively stable asset base since commencement of operations, and that there do not appear to have been any significant economies of scale realized since that time.

Other Benefits Derived from the Relationship with the Fund.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefore, the Fund and the Adviser may potentially benefit from their relationship with each other in other ways. The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on their portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity securities and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	35

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

36	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	37

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2012, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02111

TRANSFER AGENT:

Computershare

P.O. Box 358016

Pittsburgh, PA 15252

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHISAN 1790 2013

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013